China Recycling Energy Corp.

Investor Presentation

March 2011

Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance, or achievements

CREG

Agenda

CREG

Introduction

- China Recycling Energy Corporation (NASDAQ:CREG) ("CREG" or the "Company") Builds, Operates, and Transfers ("BOT") energy recovery systems for large, energy intensive industrial plants such as steel, cement, metallurgy, and coke plants in China
- Currently nine facilities in operation (88MW); two facilities under construction (52MW)
- Ticker: CREG
  Price: $2.59 (as of March 4, 2011)
  Shares outstanding: 39.35 million
  Market Cap: $102 million
- Attorney: Mckenna Long & Aldridge LLP
  Auditor: Goldman Parks Kurland & Mohidin, LLP ("GPKM"), an Independent Member of BDO Seidman Alliance



Blast Furnace Top Gas Recovery Turbine Unit ("TRT")

CREG

Investment Highlights

- **Secure recurring revenues**
  - Operational periods last five to twenty years
  - Electricity sales secured by long-term electricity production agreements with customer(s) with built in guarantee of reaching minimum operational hours per year
  - Internal systematic approval process, including detailed due diligence, minimizes operational and collection risk
  - For private businesses, CREG requires mortgage collaterals, personal, and third party guarantees and/or three months of payments upfront
- **Emerging sector in China with strong government support**
  - Tax incentives: 15% preferential corporate income tax versus 25% normal rate
  - Regulation: Government is requiring all existing and new blast furnaces to install TRT systems and 40% of cement factories must install CHPG systems
- **Rapid payback**
  - Payback achieved in three to four years
  - Weighted average unleveraged IRR of over 20% on current and projects under construction

CREG

Investment Highlights (cont'd)

- **Upwards potential**
  - Greater visibility as a NASDAQ listed company
- **Institutional backing**
  - Carlyle Asia Growth invested $18 million in equity and convertible notes, currently the second largest shareholder
  - China Government's Cinda Assets Management Co., Ltd. recently engaged with $29 million in convertible notes, making it the third largest shareholder (fully-diluted)
- **Strong management team**
  - Includes CEO, an industry veteran, finance professionals and expert engineers
- **Proven track record of current and completed projects in diverse industries**
  - Nine ongoing projects (88MW); concluded and successfully transferred two projects (50MW) in 2009
  - Commercially-proven technology and project management expertise in recycled energy systems across various industries

Investment Highlights (cont'd)

- **High growth due to strong project pipeline**
  - Facilities with 52MW power capacity under construction
  - Signed MOUs with additional seven facilities with 121MW capacity
- **Unique business model is key to market success**
  - The only listed waste-energy recovery BOT pure-play; allows customers to invest and focus on core businesses
  - No direct competition from financial competitors because they lack the technical skills, nor from engineering design institutes and EPC providers because they lack the financial means to provide BOT services
  - Offers affordable and flexible financial solutions to reducing energy costs and emissions while extending the life of the primary manufacturing equipment

CREG

Agenda

Products/Services

- All of CREG's power systems recover byproducts, such as heat, pressure, steam, residuals, etc., generated during industrial production processes which were previously wasted. The input materials have virtually no cost
- CREG's recycling energy model


Supply power to customers
generate power from exhaust pressure & heat
Pressure and heat released in production

- CREG's model creates a win-win situation for both itself and the clients
  - CREG provides the initial capex investment for the customer in exchange for long-term production agreement with attractive returns on investment
  - The customers can focus their capital resources on their core businesses while improve their energy efficiency and reduce emission in compliance with government's environmental regulations

Products/Services (cont'd)

- CREG recovers energy in the forms of 1) Pressure, 2) Heat, and 3) Gas and convert it into electricity. The energy recovery systems can generally be classified into five categories

System	Description	Application
TRT 	Blast Furnace Top Gas Recovery Turbine Unit, a system that utilizes high pressured gas emitted from the steel blast furnace top to drive turbine units and generate electricity	Steel plants (Investment Requirement $3.5 million per unit)
 CHPG	Cement Heat Power Generation, a system that collects the waste heat from the entrance and exit ends of the cement rotary kilns to generate electricity	Cement plants (Investment required >$7 million per unit)
WGPG 	Waste Gas Power Generation, a system that utilizes flammable waste gas from coal mining, petroleum exploitation and refinery processing as a fuel source to generate electricity	Oil refinery plants and coal mining (Investment >$10 million per unit)
 CCPP	Combined Cycle Power Plant, a system that generates electricity by burning the previously released gas generated during the iron-making process from blast furnaces. This can be achieved using either the boiler or CCPP turbine method	Steel plants and coking factories (Investment >$25 million per unit)
BWPG	Biomass Waste Power Generation, one of new energy alternatives to utilize agriculture waste, such straw, wood, and biogas, as fuel to generate power	Agriculture and forestry (Investment >$15 million per unit)

Alternative Energy Generation

- Electricity generated from CREG's power systems has likely the lowest cost in the world as it requires no fuel input

Power Type	Total Market Share (%)	Capital Investment ($/kw)	Power Generation Cost ($/kw)
Waste Heat & Pressure	0.08	600-1,070	0.0043-0.0100
Thermal Power	72.22	640-1,140	0.0214-0.0271
Hydroelectricity	26.80	860-1,430	0.0057-0.0129
Nuclear Power	0.70	1,450-1,670	0.0229
Solar Power	0.08	2,000-2,570	0.2857-0.4286
Others	0.10	1,140-1,430	0.0170-0.0230

Source: Industrial Association's Reports and CREG's Estimates

CREG

Market Outlook – TRT

- **Market dynamics**
  - China produces more than a third of the world's steel. The steel industry has been growing at 20% per year for the past five years and is expected to continue its growth in line with the Chinese economy driven by continued strong government infrastructure spending
- 38kWh can be recovered from each ton of steel produced
- **Regulatory support**
  - The government is requiring all existing and new blast furnaces to install TRT systems; currently only ~50% are in compliance
- **Potential market size**
  - Over 200 TRT projects in China over the next five years
- **Equivalent to electricity revenue**
  - $686 million annually


Steel Output
(2004 - 2008)
MM Tons
Growth
600.0
500.0
400.0
300.0
200.0
100.0
0.0
35%
30%
25%
20%
15%
10%
5%
0%
2004
2005
2006
2007
2008
Steel Output
Growth (%)

Source: Steel Association Report 2008

Market Outlook – CHPG

- **Market dynamics**
  - China produces more than 45% of the world's cement. With large scale plants (eligible for CHPG installation) producing more than 1.35 billion ton per year
- $568 billion stimulus package to build roads and ports for the next two years will continue to drive cement production
- 35kWh can be recovered from each ton of cement produced; potential market size: over 480 CHPG projects in China over the next five years
- **Regulatory support**
  - The government requires that by 2010 40% of new dry-type cement production plants must install CHPG systems. Currently less than 10% have installed such systems



Cement Output
(2004 - 2008)
MM Tons
Growth
2,000.0
1,500.0
1,000.0
500.0
0.0
25%
20%
15%
10%
5%
0%
2004
2005
2006
2007
2008
Cement Output
Growth (%)

Source: Cement Association Report 2008

Market Outlook – WGPG

- **WGPG – Coke**
  - The WGPG recycled electricity market is estimated to be about 22.5 billion KWh (or about US$1.5 billion in revenue size)[1]
  - With China's annual coke output reaching 281 million tons and the industry growing at 20% per year, the growth potential is significant.[1] Each ton of coal gauge can help generate 80KWh of electricity through its process, more efficient than steel or cement[1]
- There are many other applications of recycling waste heat, pressure and gas in steel factories, cement plants, glass factories, non-ferrous metal refining factories as well as from recycled natural gas or biomass. CREG has the expertise and operation experience to penetrate into many other sectors when sufficient capital is available
- **Potential market size[1]**
  - 300 Blast Furnace Waste Gas projects
  - 500 Blast Furnace Waste Heat projects
  - 100 Glass Furnace Waste Heat projects
  - 300 Non-ferrous Metal projects
  - 300 Waste Gas Power Generation projects





1) Source: Coal Association Report 2008 and CREG's Estimates

Market Outlook – BWPG

- **Market opportunity**
  - Under China's Eleventh Five-Year Plan, new energy including biomass fueled electricity will reach 800 million KW, which would be 35% of overall capacity
  - Expect the 12th 5-Year-Plan to continue policy on energy efficiency
- The agriculture waste burning power industry will grow faster in China with supportive policies, development of new technologies and the formation of raw material collection and storage systems, according to the National Development and Reform Commission
- Electricity generated from recycling biomass waste has a preferential price of RMB 0.25 per KWH higher than coal-fueled power when sold to the state grid. In addition, straw power plants enjoy a series of preferential policies including tax exemption and fiscal subsidies

CREG

Agenda

CREG

Business Models

- **All of CREG's power systems recover byproducts generated during industrial production processes that were previously wasted**
  - BOT model: CREG finances and constructs the project, operates the project for 5-15 years, and then transfers the project to the owner
  - Lease model: CREG finances and constructs the project, leases to the owner, and then sells/gives the project to the owner when the lease expires
  - Investment model: Both CREG and the customer finance and construct the project and share in the profits over 5-20 years or with no time limits
- **CREG's model creates a win-win situation for both the company and its clients**
  - CREG provides the capex investment in exchange for attractive returns on investment
  - The customers can focus their capital resources on their core businesses and comply with government regulations with no capex

CREG

Proven Model and Value Added

National Grid Power Rate

RMB 0.45-0.50 Kw/h

B	O	T
Invest and Build Power Plant at Factory: Construction requires three to twelve months	*Operate Facility: Customer off-takes all the electricity for five to twenty years at below market prices*	*Transfer: Give/Sell Power Plant to the Factory at the End of the Contract Term*

CREG Operated Rate

RMB 0.35-0.40 Kw/h

- **Benefits to CREG's customer**
  - Focus on core business
  - No capex needed to comply with government environmental regulations
  - 5-20% cheaper electricity rates and lower operating cost
  - Enjoy partial benefit of CDM credits
  - Extend life of primary manufacturing equipment

Business Outlook

Strong pipeline of signed projects in place for the next three years with industry giants

- CREG's projects are as follows
  - Two TRT projects, two CHPG projects, four Heat Recovery/WGPG projects and one BWPG project are in operation
  - Two Heat Recovery/WGPG projects are under construction
  - MOUs for seven other TRT, CHPG, and WGPG projects
- CREG is engaged in significant contracts with some industrial giants in China
  - Sino-Steel Group, Binhai Branch, China's largest nickel steel plant
  - Erdos Metallurgy Co., the world's largest ferrosilicon alloy plant
  - Shengwei Cement Group, major cement producer

Projects in Operation

	Year													
(RMB million)	**0**	**1**	**2**	**3**	**4**	**5**	**6**	**7**	**8**	**9**	**10**	**11**	**12**	**13**
Shengwei Jinyang CHPG Project (Started Q2 2009)														
Revenue - operating costs	(50)	24	24	24	24	24								
3 Year payback														
41% Unleveraged IRR														
Shengwei Tongchuan CHPG Project (Started Q4 2008)														
Revenue - operating costs	(43)	21	21	21	21	21								
3 Year payback														
44% Unleveraged IRR														
Xingtai Iron & Steel TRT Project (Started Q2 2007)														
Revenue - operating costs	(28)	10	10	10	10	10								
3 Year payback														
25% Unleveraged IRR														

Projects in Operation (cont'd)

(RMB million)	**Year** 0	1	2	3	4	5	6	7	8	9	10	11	12	13
Zhangzhi Iron & Steel TRT Project (Started Q2 2007)														
Revenue - operating costs	(25)	12	12	12	12	12	12	12	12	12	12	12	12	12
3 Year payback														
48% Unleveraged IRR														
Shenmu Jiujiang Coke WGPG Project (Started Q3 2009)														
Revenue - operating costs	(97)	34	34	34	34	34	34	34	34	34	34			
4 Year payback														
34% Unleveraged IRR														
Erdos Phase I - 1 Project (Started Q4 2009 for 20 years)														
Revenue - operating costs	(54)	12	12	12	12	12	12	9	9	9	9	9	9	9
5 Year payback														
22% Unleveraged IRR														

Projects in Operation (cont'd)

	Year													
(RMB million)	**0**	**1**	**2**	**3**	**4**	**5**	**6**	**7**	**8**	**9**	**10**	**11**	**12**	**13**
Erdos Phase I - 2 Project (Started Q1 2010 for 20 years)														
Revenue - operating costs	(53)	12	12	12	12	12	12	9	9	9	9	9	9	9
5-6 Year payback														
22% Unleveraged IRR														
Pucheng Biomass Project (Started Q2 2010 for 15 years)														
Revenue - operating costs	(115)	23	23	23	23	23	23	23	23	23	23	23	23	23
5-6 Year payback														
22% Unleveraged IRR														
SinoSteel Binhai I (Started Q3 2010 for 9 years)														
Revenue – operating costs	(55)	15	15	15	15	15	15	15	15	15				
4-5 Year payback														
23% Unleveraged IRR														

CREG

Projects Under Construction

	Year															
(RMB million)	**0**	**1**	**2**	**3**	**4**	**5**	**6**	**7**	**8**	**9**	**10**	**11**	**12**	**13**	**14**	**15**
Erdos Phase II and III Projects																
Revenue - operating costs	(300)	72	72	72	72	72	72	54	54	54	54	54	54	54	54	54
5 Year payback																
22% Unleveraged IRR																

CREG

Emission Reductions

(Tons Annually)	Type	MW	Tons of Coal Saved	Tons of CO_2 Reduced Emissions
Current Projects				
Shengwei Jinyang	CHPG	9.0	26,460	59,270
Shengwei Tongchuan	CHPG	9.0	26,460	59,270
Xingtai Iron & Steel	TRT	6.0	17,640	39,500
Zhangzhi Iron & Steel	TRT	9.0	26,460	59,270
Shenmu Jiujiang Coke	WGPG	18.0	52,920	118,540
Erdos Phase One-1	WGPG	9.0	26,460	59,270
Erdos Phase One-2	WGPG	9.0	26,460	59,270
Pucheng Biomass	BWPG	12.0	35,280	79,000
Sinosteel Binghai I	WGPG	7.0	20,580	46,100
Total		88.0	258,720	579,490
Projects Under Construction				
Erdos Phase II and III	WGPG	52.0	152,880	342,450
Total		52.0	152,880	342,450

Assuming 1 ton of coal = 2.5 tons CO_2

Competition

CREG faces no significant competition because financial competitors lack the technical skills, while engineering design institutes and EPC providers are lack of financial means to provide BOT services

- CREG combines functionalities of Bank, Design Institute, EPC/Turnkey Provider, and Project Operator. While there is significant competition in each of these fields, there is no direct competitor who provides all these services in one package
- Future competition could arise if EPC or equipment providers acquires financial platform to become BOT provider but CREG has significant head start in China with lock on largest clients and projects with best returns
- Main competitors are government owned research institutes and their wholly owned construction companies but they lack the financial resources to fund projects
- For TRT projects, CREG is competitive with clients' in-house investment options. Most TRT projects are done in-house due to high investment returns

C R E G

Technology Entry Barriers

- TRT
  - Limited competition in outsourced TRT market; most systems are done in-house
  - Steelmakers only trust experienced operators
- CHPG and WGPG
  - CHPG technology is relatively new in China and there are only a limited number of sizable factories doing it themselves
  - Most of these WGPG systems are very small in scale
- CCPP
  - Low competition because of high technology requirement



Capital
Track record
Experience
Entry Barriers
Technology
Customer Relationship

Technology

- 40 plus engineers, 80% of whom have over 15 years of experience
- Self-owned Xingtai Iron & Steel design institute is capable of consulting, engineering and supervision on TRT/waste heat/waste gas power generation projects
- The Company has two self-owned patents, six authorized-to-use patents
- Will apply for 10 patents in 2010, derived from Erdos WGPG project
- CREG is cooperating with design institutes and companies in the steel, construction material, metallurgy, chemical, and petrochemical sectors to achiever better integration of power generation devices with the main projects

Experienced Management with Proven Track Record

- **Mr. Ku Guohua – Founder, CEO, and Chairman**
  - More than 20 years of experience in TRT technology, design, R&D, and project management
  - Involved in the first set of TRT installation and operation in China
- **Mr. David Chong – CFO**
  - More than two decade working experience in medium to large private and publicly listed manufacturing companies. Familiar with navigating China, US, Europe, Singapore and other capital markets
  - Holds professional accountancy studies from ACCA (UK)
- **Mr. Wu Zhigang – Vice President, Finance**
  - Responsible for the securities and financing activities of the Company
  - Over 10 years experience in Guotai-Junan Securities and Zhongzheng Investment

Core Competence

- Strong industry connections in various industrial sectors
- Proven records of technical design and engineering expertise in recycled energy system across various industries
- More flexible and nimbler than state owned competitors in project assessment and negotiation
- Close relationships with up-stream equipment suppliers
- Strong installation, integration and implementation capabilities
- Self-owned R&D center and partnership with other designing institutions/universities
- Diversified business models with financial options to customers
- Strategic cooperation with some significant partners, such as Norwegian government and Cinda Assets Management, in business development

Agenda

Financials

- CREG's recurring net income will increase as its portfolio of long-term BOT projects continues to grow

Key financials ($ million) For the 12 month period ending	12-31-2007A	12-31-2008A	12-31-2009A	2010 9 Mths Actual	2010 Full Year Est	2011 Full Year Est
Total revenue	9.3	19.2	44.2	43.8	68.0-72.0	45.0
Growth over prior year %		*106.5%*	*130.2%*		*54%*	*-34%*
Gross profit	2.3	5.2	10.6	11.0	16.5	11.9
Growth over prior year %		*126.1%*	*103.8%*		*56%*	*-28%*
Interest income from Sale-type Lease	1.0	2.3	7.1	10.4	13.7	44.2
Growth over prior year %		130%	209%		93%	223%
Total operating income	3.3	7.5	17.7	21.4	30.2	56.1
Growth over prior year %		*127.3%*	*136.0%*		71%	86%
Net Income excluding non cash items	2.4	3.9	13.6	16.6	22.0	35.0
Margin %	*25.8%*	*20.3%*	*30.8%*		31%	78%
Earning Per share - Diluted	$ 0.10	$ (0.07)	$ 0.21	$ 0.21	$ 0.28	$ 0.44
Earning Per Share – Excluding non cash items	$ 0.12	$ 0.08	$ 0.29	$ 0.34	$ 0.40	$ 0.64

Financials

- **Notes on Sales-Type Leasing Accounting**
  - During the construction, record the costs, expenses incurred under Construction in Progress
  - Upon completion of construction, recognize one-time upfront revenue in Sales with approx 30% margin over Cost while finance the customer for the price of Sale in a capital lease
  - During the Lease
    - Record Investment in Sales-type Lease, which consists of the sum of the total minimum lease payments receivable (net of executory costs) less unearned interest income
    - Recognize Interest Income on Sales-type Lease from recurring cash lease payment over the course of term at a constant periodic rate of return on the net Investment in Sales-type lease
    - Record Contingent Rental, the income from actual electricity usage in addition to minimum lease payment, if any
  - At the end, the project is transferred to the customer free or little of charge

Agenda

Growth Strategy

- **Short to mid-term goals**
  - Improve visibility effort in North America and Europe immediately
  - Undertake large-scale total solutions projects that combines pressure, heat, and gas recovery projects in one site
  - Strengthen brand campaign
  - Increase market share and shareholder value
  - Further business development in new application areas of recycling energy
- **Longer term plan**
  - Expand operations globally
  - Penetrate into other new green energy product categories
  - Continue to maximize the interests of shareholders

Investor Relations Contact

IR Contact:

In China

China Recycling Energy Corp.
Mr. Leo Wu
Phone: +86-29-8765-1096
Email: tch@creg-cn.com

In USA

American Capital Ventures, Inc
Mr. Howard Gostfrand
Phone: +1-305-918-7000
Email: hg@amcapventures.com

CFO Contact: chongscd@creg-cn.com

CREG